SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): April 27, 2005
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                           SPEEDWAY MOTORSPORTS, INC.
               (Exact Name of Registrant as Specified in Charter)


         Delaware                      1-13582                   51-0363307
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)



5555 Concord Parkway South, Concord, North Carolina                  28027
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:   (704) 455-3239
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                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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


Item 2.02 Results of Operations and Financial Conditions.

     On April 27, 2005, Speedway Motorsports, Inc. issued a press release, which is attached as Exhibit 99.1 to this report on Form 8-K.




Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

Exhibit Number             Description
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99.1                       Press Release dated April 27, 2005
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SPEEDWAY MOTORSPORTS, INC.


Date: April 27, 2005                   By: /s/ Marylaurel E. Wilks
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                                              Marylaurel E. Wilks
                                              Vice President and General Counsel